Exhibit 4.2

NUMBER

IVT

SHARES

INVIVO THERAPEUTICS™

InVivo Therapeutics Holdings Corp.

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 46186M 50 6

This Certifies that

is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.00001 PAR VALUE, OF

CERTIFICATE OF STOCK

InVivo Therapeutics Holdings Corp.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officer.

Dated:

InVivo Therapeutics Holdings Corp.
CORPORATE
SEAL
NEVADA

CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
(New York, NY)
TRANSFER AGENT AND REGISTRAR

BY:

AUTHORIZED OFFICER

© SECURITY-COLUMBIAN UNITED STATES BANKNOTE COMPANY 1960

ABnote North America
711 ARMSTRONG LANE, COLUMBIA, TN 38401
(931) 388-3003
SALES: HOLLY GRONER 931-490-7660

PROOF OF: FEBRUARY 3, 2020
INVIVO THERAPEUTICS HOLDINGS CORP.
WO - 20000058 FACE OPERATOR: DKS
NEW

COLORS SELECTED FOR PRINTING: INTAGLIO PRINTS IN SC-7 DARK BLUE. LOGO PRINTS IN PMS 662 BLUE AND PMS 485 RED.
PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ☐ OK AS IS ☐ OK WITH CHANGES ☐ MAKE CHANGES AND SEND ANOTHER PROOF

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,

STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN

APPROVED MEDALLION SIGNATURE GUARANTEE PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

By

Signature(s) Guaranteed

THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE

FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY

CHANGE WHATEVER.

NOTICE:

XX

Dated

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Attorney

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Shares

(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

FOR VALUE RECEIVED, hereby sell, assign and transfer unto

Additional abbreviations may also be used though not in the above list.

UNIF GIFT MIN ACT — ......................... Custodian .........................

(Cust) (Minor)

under Uniform Gifts to Minors

Act ..............................................................

(State)

UNIF TRF MIN ACT — ................. Custodian (until age ................)

(Cust)

............................ under Uniform Transfers

(Minor)

to Minors Act ..............................................

(State)

TEN COM — as tenants in common

TEN ENT — as tenants by the entireties

JT TEN — as joint tenants with right of

survivorship and not as tenants

in common

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

The Corporation will furnish to any stockholder, upon request and without charge, a statement of the powers, designations, preferences,

and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, insofar as the same shall have been fixed, and of the authority of the Board of Directors to designate any preferences, rights and limitations of any wholly unissued series. Any such request should be directed to the Secretary of the

Corporation at the principal office of the Corporation.

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: OK AS IS OK WITH CHANGES MAKE CHANGES AND SEND ANOTHER PROOF

ABnote North America

711 ARMSTRONG LANE, COLUMBIA, TN 38401

(931) 388-3003

SALES: HOLLY GRONER 931-490-7660 NEW

WO - 20000058 BACK OPERATOR: DKS

INVIVO THERAPEUTICS HOLDINGS CORP.

PROOF OF: FEBRUARY 3, 2020

NO CHANGES TO BACK SHOWN FOR PROOF ONLY